UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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✓	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

BREKFORD INTERNATIONAL CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

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NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2010

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 18, 2010:

THE PROXY STATEMENT AND ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT
https://www.iproxydirect.com/BFDI

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To our Stockholders:

The 2010 Annual Meeting of Stockholders of Brekford International Corp. (the “Company”) will be held at the Company’s corporate offices at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on Friday, June 18, 2010, beginning at 12:00 P.M., local time, for the following purposes:

1.

To approve and adopt an amendment to our Second Amended and Restated Certificate of Incorporation to change the name of the Company to “Brekford Corp.”;

2.

To elect our Class II and Class III directors to hold office for a term of one year until our 2011 annual meeting of stockholders; and

3.

To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

Stockholders of record as of the close of business on April 20, 2010 are entitled to vote their shares by proxy or at the meeting or any postponement or adjournment thereof.

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland

April 30, 2010

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN ENVELOPE OR VOTE OVER THE INTERNET FOLLOWING THE INSTRUCTIONS ON THE PROXY AS SOON AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD OR VOTE OVER THE INTERNET MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

BREKFORD INTERNATIONAL CORP.

TABLE OF CONTENTS

Page

ABOUT THE MEETING

1

What is the purpose of the Annual Meeting?

1

Who is entitled to vote?

1

Who can attend the meeting?

1

What constitutes a quorum?

1

What is the Notice of Electronic Availability of Proxy Statement?

1

How do I vote?

2

What are the Board’s recommendations?

2

Can I change my vote after I return my proxy card?

2

What vote is required to approve each item?

2

Who pays for the preparation of the proxy?

3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

5

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD CORP.

6

Required Vote.

6

Reasons for the Proposal.

6

Dissenters’ Rights.

6

PROPOSAL 2 – ELECTION OF DIRECTORS

7

Director Nominees.

7

Directors

8

Executive Officers

9

BOARD OF DIRECTORS COMMITTEES

10

REPORT OF THE AUDIT COMMITTEE

13

EXECUTIVE COMPENSATION

14

2009 Summary Compensation Table

14

Narrative Disclosure to 2009 Summary Compensation Table

15

Outstanding Equity Awards at December 31, 2009

15

DIRECTOR COMPENSATION

15

2009 Director Compensation Table

15

Narrative Disclosure to 2009 Director Compensation Table

15

COMMUNICATIONS WITH STOCKHOLDERS

16

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

16

INDEPENDENT AUDITORS

17

OTHER BUSINESS

17

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

17

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

18

ADDITIONAL INFORMATION

18

APPENDIX A

A-1

APPENDIX B

B-1

APPENDIX C

C-1

2010 ANNUAL MEETING OF STOCKHOLDERS

OF

BREKFORD INTERNATIONAL CORP.

7020 Dorsey Road, Suite C

Hanover, Maryland 21076

(443) 557-0200

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PROXY STATEMENT

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This proxy statement contains information related to our 2010 annual meeting of stockholders to be held on Friday, June 18, 2010, beginning at 12:00 P.M., local time, at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and at any adjournments or postponements thereof. The Company expects to provide notice and electronic delivery of this proxy statement and the enclosed proxy to stockholders on or about April 30, 2010, in connection with the solicitation of proxies by the board of directors of the Company.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

At the annual meeting, stockholders will vote on (i) an amendment to our Second Amended and Restated Certificate of Incorporation, as amended (“Certificate of Incorporation”) to change the name of the Company to Brekford Corp.; (ii) to elect our Class II and Class III directors to hold office for a term of one year until our 2011 annual meeting of stockholders; and (iii) any other matters that properly come before the meeting. In addition, our management will report on our performance during 2009 and respond to questions from our stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 20, 2010, are entitled to receive notice of the annual meeting and to vote the shares of our common stock, par value $.0001 per share (“Common Stock”) they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of Common Stock entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, April 20, 2010, 40,080,513 shares of our Common Stock, held by approximately 45 stockholders of record, were issued and outstanding. The number of stockholders is solely based upon the count our transfer agent provided us as of that date. This number does not include: (i) any beneficial owners of Common Stock whose shares are held in the names of various dealers, clearing agencies, banks, brokers and other fiduciaries, or (ii) broker-dealers or other participants who hold or clear shares directly or indirectly through the Depository Trust Company, or its nominee, Cede & Co.

If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

What is the Notice of Electronic Availability of Proxy Statement?

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to our stockholders electronically via the Internet. On or about April 30, 2010, we expect to be mailing to our stockholders a Notice of Electronic Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our annual report and vote online. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Notice.

How do I vote?

Stockholders can vote in person at the annual meeting or by proxy. There are two ways to vote by proxy:

•

By Internet — You can vote over the Internet at www.iproxydirect.com/BFDI by following the instructions on the Notice or proxy card; or

•

By Mail — If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (EDT) on June 17, 2010. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting will also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all of the nominees for director or withheld for the nominees for director.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. The board recommends a vote:

•

for the amendment to change the name of the Company to Brekford Corp.; and

•

for the election of the director nominees.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by: (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the annual meeting, (3) granting a subsequent proxy through the Internet, or (4) sending a written revocation to our Chief Executive Officer. Your most current proxy card or Internet proxy is the one that is counted. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

What vote is required to approve each item?

Proposal 1 to Amend the Certificate of Incorporation. The affirmative vote of the majority of the outstanding shares of Common Stock (one vote per share) is required to approve the proposal to amend our Certificate of Incorporation to change the name of the corporation. A properly executed proxy marked “ABSTAIN ” with respect to any proposal will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

Proposal 2 for Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the meeting by the holders of Common Stock (one vote per share) is required for the election of directors. A properly executed proxy marked “VOTE WITHHELD” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Stockholders do not have the right to cumulate their votes for directors.

Other Items. For any other business brought before the annual meeting, provided that a quorum is present, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the annual meeting by the holders of Common Stock (one vote per share) is required for approval. A properly executed proxy marked “ABSTAIN ” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the item.

The board of directors does not know of any other matters that may be brought before the annual meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees for election to the board of directors. In the event that any other matter should come before the annual meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their discretion.

If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.

Who pays for the preparation of the proxy?

We will pay the cost of preparing, assembling and mailing the Notice, and for those who request a printed copy of the proxy materials, the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

The Company expects to provide the Notice and electronic delivery of this proxy statement and the enclosed proxy, to stockholders on or about April 30, 2010. We will mail a printed copy of our proxy statement, annual report and form of proxy, free of charge, to any stockholders who request a paper copy of the proxy materials. You should review the proxy statement information in conjunction with our 2009 Annual Report on Form 10-K (the “2009 Annual Report”). Our corporate headquarters are located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076, and our telephone number is (443) 557-0200. A list of stockholders entitled to vote at the annual meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information with respect to the beneficial ownership of our Common Stock as of April 20, 2010, for: each person known by us to beneficially own more than 5% of our Common Stock; each of our named executive officers; our directors and director nominees; and all of our executive officers and directors as a group.

As used in the tables, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). The percentage shown is based on 40,080,513 shares of Common Stock issued and outstanding as of April 20, 2010. In computing the number and percentage of shares beneficially owned by a person, shares of Common Stock subject to options and/or warrants currently exercisable, or exercisable within 60 days, are counted as outstanding, but these shares are not counted as outstanding for computing the percentage ownership of any other person.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Common	Alan Goddard (1)	3,250,000	(2)	7.7%

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(1)

The address of the beneficial owner is 7700 Congress Avenue, Suite 3207, Boca Raton, Florida 33487.

(2)

Based solely on information provided in the Company’s stock transfer reports, includes 1,070,000 shares of Common Stock, 900,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.25, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.275, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.3125, 300,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.375, and 380,000 shares of Common Stock issuable upon exercise of warrants at a price of $0.39.

SECURITY OWNERSHIP OF MANAGEMENT, DIRECTORS AND DIRECTOR NOMINEES

Title of Class	Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Common	C.B. Brechin (2)	15,482,912	35.4%
	Scott Rutherford (2)	15,019,912	34.4%
	Tin Khin (3)	103,200	*
	Douglas Deleaver	—	—
	Jessie Lee, Jr.	—	—
	All directors and named executive officers as a group (5 persons)	30,606,024	64.7%

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*Less than 1%.

(1)

Unless otherwise indicated, the address of each person in this table is c/o Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

(2)

Includes 3,594,912 shares of Common Stock issuable upon conversion of the outstanding principal amount and accrued interest of a convertible promissory note, which is convertible within 60 days of April 20, 2010.

(3)

Mr. Khin resigned from the position of chief financial officer on April 14, 2010.

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD CORP.

Subject to stockholder approval at the special meeting, our board of directors unanimously adopted an amendment to the Second Amended and Restated Certificate of Amendment, referred to as the amendment in this proxy statement, to our Second Amended and Restated Certificate of Incorporation to change our name to Brekford Corp. The complete text of the proposed amendment is included as Appendix A to this proxy statement.

Required Vote. The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock is necessary to approve this Proposal 1.

Reasons for the Amendment to the Certificate of Incorporation. If Proposal 1 is approved by the stockholders at the annual meeting, our corporate name will be changed to Brekford Corp. Our board of directors believes it is in the best interest of the Company and the stockholders to change our name to Brekford Corp. to recognize a readily identifiable brand name for the Company’s products and services in the United States. The simplified corporate name by removing the word “International” will eliminate legal questions related to the Company engaging in international trade.

The proposed amendment will not have any material effect on our business, operations, assets or reporting requirements; however, our Common Stock symbol on the OTC Bulletin Board will change following stockholder approval of our name change.

Stockholders are not required to have new stock certificates issued reflecting the name change. New stock certificates will be issued to stockholders when old stock certificates are returned to our transfer agent in connection with a transfer of shares or if requested by the stockholder. Do not send any stock certificates to us with your proxy card.

Subject to stockholder approval, on December 23, 2009, our board of directors unanimously approved a change in our name from Brekford International Corp. to Brekford Corp. If the name change is approved, we will notify the appropriate third parties of the name change.

Amendment to the Certificate of Incorporation. If the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, attached hereto as Appendix A, is approved by the stockholders at the annual meeting, Article I will be revised in its entirety to read as follows:

Article I

The name of the Corporation is Brekford Corp.

Upon stockholder approval, the Second Amended and Restated Certificate of Incorporation, Article I, will be amended and restated in its entirety to read as set forth above and in Appendix A attached hereto. Effective upon receipt of stockholder approval, the board of directors will additionally amend our bylaws and other corporate documentation to reflect the name change.

Dissenters’ Rights. Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the proposed amendment to our Second Amended and Restated Certificate of Incorporation.

Effective Date/Termination of the Amendment to the Certificate of Incorporation. The effective date of the amendment will be the date, following the approval of the stockholders, on which the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware, which date will be selected by our board of directors. Upon the filing of the Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, the name change will be effective. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment is no longer in the Company’s and its stockholders’ best interests, the amendment may be abandoned without any further action by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL TO AMEND OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO BREKFORD CORP.

PROPOSAL 2 – ELECTION OF DIRECTORS

Our board of directors is responsible for managing our business and affairs. Our current bylaws provide that the authorized size of our board of directors, currently seven directors, is to be determined by resolution of the board of directors or by the stockholders at the annual meeting or at any special meeting of the stockholders. Our current directors were elected or appointed in accordance with the provisions of our Certificate of Incorporation and all were elected as representatives of holdings of our Common Stock. Under our First Amended and Restated Certificate of Incorporation we previously had divided our board of directors into three classes, designated Classes I, II and III, with members of each class holding office for staggered three-year terms. Each class consisted, as nearly as possible, of one-third of the total number of directors.

At our 2009 annual meeting our stockholders approved and adopted amendments to our Certificate of Incorporation to declassify our board of directors. Our Certificate of Incorporation now provides that until the 2011 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any series of preferred stock, will continue be divided into three classes, as nearly equal in number as possible, and designated as Class I, Class II and Class III. At the 2009 annual meeting of stockholders, the Class II directors were elected for one-year terms expiring at the 2010 annual meeting of stockholders; at the 2010 annual meeting of stockholders, the Class II and Class III directors will be nominated for election for one-year terms expiring at the 2011 annual meeting of stockholders; and at the 2011 annual meeting of stockholders, the terms of the then-serving Class I, Class II and Class III directors will expire, and at such annual meeting and at each annual meeting of stockholders thereafter, all directors will be elected for one-year terms expiring at the next annual meeting and will serve until his or her successor shall be elected and qualified. From and after the 2011 annual meeting of stockholders, the directors will no longer be divided into classes.

The board of directors presently has four members. There is currently one Class II director and two Class III directors, whose terms expire at the 2010 annual meeting of stockholders and one Class I director, whose term expires at the 2011 annual meeting of stockholders, in all cases subject to the election and qualification of their successors and to their earlier death, resignation, or removal.

Director Nominees.

The board has nominated the current Class II and Class III directors, Jessie Lee, Jr., C.B. Brechin and Scott Rutherford, to be re-elected as directors at the 2010 annual meeting. The board proposes that each of the directors serve for a one-year term to expire at the 2011 annual meeting.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the director nominees named in this proxy statement. If Messrs. Lee, Brechin or Rutherford are unable or unwilling to serve as a director at the time of the annual meeting, the proxies will be voted for such other nominee as shall be designated by the current board of directors to fill any vacancy or to otherwise appoint a replacement nominee. The nominees have consented to being named in the proxy statement and to serve if elected. We have no reason to believe that the nominees will be unable or unwilling to serve if elected as directors.

The board of directors has determined that one of the director nominees, Mr. Jessie Lee, Jr., is “independent” in accordance with certain criteria adopted by the board of directors. In making this determination, the board of directors considered all relevant facts and circumstances, including the “independence” standards set forth in the Marketplace Rules of the NASDAQ Stock Market, although such rules are not directly applicable to us. In doing so, the board of directors affirmatively determined that neither Mr. Jessie Lee, Jr., nor any of his family members, has had any material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us), other than as a stockholder and director, within the last three years.

Directors

The business experience for the past 5 years, unless otherwise indicated, of each member of the board of directors and incumbent director nominees are set forth below. There are no family relationships among any of our directors. There are no other nominees for director known to us at this time. The current class of each director and director nominee is set forth below.

Name	Age	Class	Present Term Expires	Position
Douglas Deleaver	62	Class I	2011	Director
Jessie Lee, Jr.	49	Class II	2010	Director Nominee
C.B. Brechin	37	Class III	2010	Chief Executive Officer, Chief Financial Officer and Director Nominee
Scott Rutherford	50	Class III	2010	President and Director Nominee

Douglas Deleaver. Mr. Deleaver has served as our director since December 2007. Mr. Deleaver is a law enforcement veteran and security consultant with over 37 years of experience in local, state, federal, critical infrastructure and international security assessment and mitigation. He currently serves as Immediate Past President of NOBLE, the National Organization of Black Law Enforcement Executives, consisting of 58 chapters and 4,300 members, after serving as National President from 2007 to 2008 and National Vice President during 2006. Prior thereto from August 2003 to present, Mr. Deleaver has served on boards of various organizations, including the Ethics Board for Harford County, Maryland, the U.S. Service Academies Nomination Board, the Maryland Chiefs of Police Association as President, and state and regional chapters of NOBLE as President and Vice President, respectively. From January 2003 through December 2006, he was appointed to certain positions at the request of State of Maryland Governor Robert Ehrlich, including Superintendent of the Maryland Natural Resources Police, the Maryland Emergency Management Agency, as well as re-appointed to Chief of Police of the Maryland Transit Administration. While serving under Governor Ehrlich, Mr. Deleaver directed several initiatives as one of 8 experts under the Governor’s Homeland Security Task Force, traveling to Israel to participate in an international security program to assess threat mitigation systems implemented for critical infrastructure in the State of Israel, as well as performing an evaluation of surveillance systems implemented by the City of London in response to the subway and bus bombings of July 2005. From July 1998 to January 2003, Mr. Deleaver served as Director of Strategic Planning and later Chief of Police for the Maryland Transit Administration Police. From July 1992 to December 1998, he served as both Captain and Major and Executive Assistant to the Superintendant to the Maryland Natural Resources Police. From 1969 to 1992, Mr. Deleaver served as an officer in the Maryland State Police, retiring with the rank of Lieutenant, during which time he served on the Executive Protection Detail for Maryland, where he protected three governors and was selected to serve on several protection details for visiting dignitaries. He has held top secret security clearance since January 2005. Mr. Deleaver earned his Bachelor of Arts Degree in Criminal Justice from Miami Dade College of Assessments and completed graduate work through the Law Enforcement Institute of the University of Maryland.

Jessie Lee, Jr. Mr. Lee has served as our director since October 2008. Since 2001, Mr. Lee has served as the executive director of the National Organization of Black Law Enforcement Executives, where he has been responsible for guiding the operational, fiscal and overall direction of the organization, which includes more than 58 national chapters, and 3 international chapters representing 3900 members. He has assisted in developing and implementing annual goals and objectives to meet the organization’s strategic plans, managed an operating budget of more than two million dollars and provided training and technical assistance to external agencies including police departments and community organizations. Mr. Lee has also been an adjunct professor at Gloucester County College in Sewell, New Jersey since 2007 where he has taught Introduction to College Studies which course focuses on effective study skills, strategies and personal development skills. Mr. Lee earned a Master of Science degree in Business Management – Nonprofit and a Bachelor of Arts degree in Organizational Management from Eastern University in St. David, Pennsylvania in 2006 and 2000, respectively. Mr. Lee earned an Associates degree in Applied Science in Law Enforcement from Gloucester County College in Deptford, New Jersey in 1999.

C.B. Brechin. Mr. Brechin has served as our Chief Executive Officer and Treasurer since July 8, 2008 and as our Chief Financial Officer since April 2010. Prior to that, he served as our Treasurer and General Manager of our Pelican division since January 2006. He has also served as a director of our Company since January 2006. He co-founded Pelican in 1997 and served as its President from 1997 until January 2006. Mr. Brechin was responsible for advancing Pelican’s strategic direction, managing all aspects of Pelican’s corporate and government sales, including sales strategy, partnership/vendor relationships, corporate structure, contract acquisition, and training and development. In addition, Mr. Brechin managed Pelican’s financial planning, cash flow and risk analysis by opportunity, financial reporting and internal auditing. He successfully closed over $9 million dollars in sales in 2005 for Pelican and secured key client relationships, including, but not limited to the National Security Agency, the United States Navy, the State of Maryland, Maryland State Police, and Baltimore City Police. Through his sales efforts and strategic vision, Pelican has twice been recognized as a top reseller of Panasonic equipment, including “Reseller of the Year” in 2004. Mr. Brechin earned his Bachelor’s Degree in Political Science and International Affairs from Kalamazoo College and his Master’s Degree in Information and Telecommunications Systems from The Johns Hopkins University.

Scott Rutherford. Mr. Rutherford has served as our President since July 8, 2008. Prior to that, he was Director of Engineering of our Pelican division since January 2006. He has also served as a director of the Company since January 2006. He co-founded Pelican in 1997 and served as its Vice President from 1997 to 2006. Mr. Rutherford has more than 25 years of entrepreneurial experience in conceiving, developing and building technical solutions for clients in both the corporate and government sectors. For Pelican, Mr. Rutherford was responsible for all aspects of technology evaluation and deployment to meet its clients’ needs for mobile, ruggedized computing solutions. This included locating and assimilating complex solutions from various vendors to ensure a turnkey installation in highly variable models of police and fire vehicles. In addition, Mr. Rutherford launched and continues to develop Pelican’s technical support infrastructure, for which he and his team of engineers have been presented with awards for Outstanding Technical Support by various clients, including the Maryland State Police. Leveraging his extensive mechanical, electronic and computer expertise, Mr. Rutherford has developed a large array of products from concept, including a Mobile Training Center for the Department of Defense and proprietary irrigation control filters to eliminate RF interference from the Annapolis Naval Radio Transmitter Station. Mr. Rutherford is the recipient of several awards for his innovative technology systems, including the “Comdex Most Innovative” award in 1998.

Executive Officers

The business experience for the past 5 years, unless otherwise indicated, of our executive officer who is not also a director, is set forth below. There are no family relationships between this executive officer and any of our directors.

Tin Khin, age 63, Vice President of Finance. Mr. Khin has served as the Company’s Vice President of Finance since April 2010. From November 2008 to April 2010, he served as our Chief Financial Officer. Mr. Khin joined the Company in January 2008 as director of finance and business development. Between January 2008 and his appointment as Chief Financial Officer in November 2008, he was responsible for the daily operations and monitoring of the finances of the Company and for developing new customers, vendor relationships and new areas of business. Prior to joining the Company, Mr. Khin worked for the Motor Vehicle Administration (“MVA”) of the State of Maryland from September 2004 until January 2008. From August 2005 until January 2008, Mr. Khin served as divisional manager of the financial management division of the MVA, where he was responsible for formulating, monitoring and executing the agency’s annual operating budget. From September 2004 to July 2006, Mr. Khin served as manager of the accounts payable and payroll section of the MVA, where he managed and supervised an annual payroll of approximately $90 million. From December 1998 to January 2004, Mr. Khin served as the director of budget and finance of the Baltimore County Department of Social Services, where he was responsible for the preparation and monitoring of the budget and accounting division of the agency. Mr. Khin earned a Bachelor of Commerce degree from the University of Rangoon (1965) and holds a Professional Accountant certificate from Burma (1967).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE CLASS II AND CLASS III NOMINEES NAMED IN THIS PROXY STATEMENT AS DIRECTORS.

BOARD OF DIRECTORS COMMITTEES

How often did the Board meet during 2009?

During 2009, the board of directors held four meetings. During 2009, each director nominee attended more than 75% of the aggregate of (i) the number of meetings of the board of directors held during the period he served on the board, and (ii) the number of meetings of committees of the board of directors held during the period he served on such committees. The Company does not have a formal policy with regard to board members’ attendance at the annual meeting of stockholders. All of the board members serving on the board during December 2009 attended the 2009 annual meeting of stockholders.

What committees has the Board established?

The board of directors has established an audit committee, a compensation committee and a corporate governance committee, each of which is briefly described below. The board of directors does not have a standing nominating committee, but the full board of directors fulfills the function of the nominating committee.

Audit Committee

The audit committee assists the board of directors in maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The audit committee reviews the scope of independent audits and assesses the results. The audit committee meets with management to consider the adequacy of the internal control over, and the objectivity of, financial reporting. The audit committee also meets with the independent auditors and with appropriate financial personnel concerning these matters. The audit committee selects, determines the compensation of, appoints and oversees our independent auditors. The independent auditors periodically meet with the audit committee and always have unrestricted access to the audit committee. The audit committee, which currently consists of Messrs. Deleaver and Lee, acted by written consent two times during fiscal 2009. Assuming that Mr. Lee is elected at the annual meeting, we anticipate the audit committee will continue to consist of Messrs. Deleaver and Lee, each of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Deleaver currently serves as chairman of the audit committee. We have not yet identified an audit committee financial expert meeting the required criteria and qualifications to serve on our audit committee, however, we anticipate identifying one in the future. The audit committee has adopted a charter which is attached to this proxy statement filed with the Securities and Exchange Commission (“SEC”) as Appendix B hereto.

Compensation Committee

The compensation committee administers incentive compensation plans, including stock option plans, and advises the board of directors regarding employee benefit plans. The compensation committee establishes the compensation structure for our senior managers, approves the compensation of our senior executives, and makes recommendations with respect to compensation of the chief executive officer and our other executive officers. The compensation committee advises and makes recommendations to the board of directors on all matters concerning director compensation. The compensation committee, which currently consists of Messrs. Deleaver and Lee, did not meet during fiscal 2009. Assuming that Mr. Lee is elected at the annual meeting, we anticipate the compensation committee will continue to consist of Messrs. Deleaver and Lee, each of whom have been determined to be “independent” as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because we do not have any securities that are listed on NASDAQ. Mr. Deleaver currently serves as chairman of the compensation committee. The compensation committee has adopted a charter which is attached to this proxy statement filed with the SEC, as Appendix C hereto.

Corporate Governance Committee

The corporate governance committee evaluates and recommends candidates for election to the board of directors, reviews the performance and contribution of directors, recommends membership for standing committees, reviews director independence, and adopts and reviews Company corporate governance guidelines and codes of conduct. The corporate governance committee, which was established in February 2008, currently consists of Messrs. Brechin, Deleaver, Lee and Rutherford, the latter two of whom have been determined to be “independent” under certain independence criteria adopted by our board of directors and as defined under the standards of independence set forth in the Marketplace Rules of the NASDAQ Stock Market, although these independent director standards do not directly apply to us because our securities are not listed on NASDAQ. The corporate governance committee did not meet during fiscal 2009. Mr. Deleaver currently serves as chairman of the corporate governance committee.

Independence of the Board of Directors

The board of directors does not currently include any independent directors, other than Messrs. Deleaver and Lee. The current board of directors has determined that the nominee, Mr. Lee, if elected, will be an independent director based on certain independence criterion it adopted during 2007 and the independence standards contained in the Marketplace Rules of the NASDAQ Stock Market. In making its determination, the board of directors considered the lack of relationships or transactions between us and these independent directors. The Company’s criteria for independence as approved during 2007 by the board of directors is available to stockholders on our website at: http://www.brekford.com/investorrelations.html.

Nominating Committee

As of this time, we do not have a standing nominating committee, or a nominating committee charter. Our board of directors believes the full board can adequately perform the functions of a nominating committee. The board of directors identifies director candidates through numerous sources, including recommendations from directors, executive officers and our stockholders. The board of directors seeks to identify those individuals most qualified to serve as board members and will consider many factors with regard to each candidate, including judgment, reputation, integrity, diversity, prior experience, the interplay of the candidate’s experience with the experience of other directors and the candidate’s willingness to devote the time and effort required for board responsibilities.

The board of directors will consider properly submitted stockholder recommendations for director candidates. Director candidates recommended by stockholders are given the same consideration as candidates suggested by directors and executive officers. The board has the sole authority to select, or to recommend, the nominees to be considered for election as a director. The officer presiding over the stockholders meeting, in such officer’s sole and absolute discretion, may reject any nomination not made in accordance with the procedures outlined in this proxy statement and our bylaws. Under our bylaws, a stockholder who desires to nominate directors for election at a stockholders meeting must comply with the procedures summarized below. Our bylaws are available, at no cost, at the SEC’s website, http://www.sec.gov (provided in Exhibit 3.2 to our registration statement on Form 10-SB, as filed with the SEC on July 6, 2007), or upon a stockholder’s written request directed to our chief financial officer at the address given on page 1 of this proxy statement. See “ — Stockholder Nominations” below for a description of the procedures that must be followed to nominate a director.

Stockholder Nominations

Our bylaws provide that any nomination by a stockholder must be made by written notice to the Secretary delivered or mailed to and received at our principal executive offices: (i) with respect to an election to be held at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is not within 30 days from the anniversary date of the preceding year’s annual meeting date, written notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was made, and (ii) with respect to an election to be held at a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which the first public disclosure of the date of the special meeting was made. Delivery of the nomination should be made by hand, or by certified or registered mail, return receipt requested.

Our bylaws further provide that the public announcement of an adjournment of any annual or special meeting of the stockholders commences a new time period for giving of a stockholder notice as described above. A stockholder’s notice to the Secretary should be set forth (x) as to each person whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of our shares of Common Stock which are beneficially owned by such person, (4) any other information relating to such person that would be required to be disclosed in solicitations of proxies for the election of such person as our director under securities laws, had the nominee been nominated by the board of directors, and (5) such person’s written consent to being named in any proxy statement as a nominee and to serving as a director if elected; and (y) as to the stockholder giving notice: (1) the name and address, as they appear in our records, of such stockholder, (2) the class and number of shares of our stock which are beneficially owned by such stockholder (determined as provided in clause (x)(3) above), (3) a representation that the stockholder is a holder of record of stock entitled to vote on the election of directors at such meeting and that such stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and (4) a description of all agreements, arrangements or understandings between the stockholder and each nominee of the stockholder and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder. At the request of the board of directors any person nominated by the board of directors for election as a director is required to furnish to our Secretary that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

We may require any proposed nominee to furnish such other information as may reasonably be required by us to determine the eligibility of such proposed nominee to serve as a director. The chairman of the meeting at which a stockholder nomination is presented shall, if the facts warrant, determine and declare to the meeting that such nomination was not made in accordance with the procedures prescribed by our bylaws, and, in such event, the defective nomination will be disregarded.

Director Nomination Criteria and Process

The full board of directors will select qualified nominees and review its recommendations with the full board. The board of directors will decide whether to invite the nominee to join the board. The board believes that greater diversity leads to better corporate governance and that potential nominees should possess a diverse and extensive background of knowledge and both professional and life experience that can support growth, evaluate risk and provide sufficient oversight to the Company. Nominees for director will be selected on the basis of the diversity they bring to the board, outstanding achievement in their professional careers, broad experience, wisdom, character, integrity, ability to make independent, analytical inquiries and intelligent decisions, sound mature business judgment, understanding of the business environment, willingness to devote adequate time to board duties and ability to collaborate effectively at the board level. The board further believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

To date, the Company has not paid a fee to any third party or parties to identify or evaluate or assist in the identifying or evaluating potential nominees.

Board of Directors Leadership Structure and Role in Risk Oversight

Our board of directors previously appointed Mr. Brechin to serve as chairman of the board. The board believes that Mr. Brechin’s service as both chairman of the board and chief executive officer is in the best interest of the Company and its stockholders given Mr. Brechin’s in-depth knowledge of the issues, opportunities and challenges facing the Company, and that Mr. Brechin is best positioned to communicate these issues to the other directors and to efficiently develop and lead agendas that ensure that the board’s time and attention are focused on the most critical matters. The board also determined that the involvement of the board’s independent directors, and the constructive relationship between the independent directors and management, supported this combined role and did not warrant the additional appointment of any individual as a lead independent director. The board retains the authority to review and modify this leadership structure as it may deem appropriate from time in the interests of the Company’s stockholders.

As part of its independent oversight function, the board reviews and monitors financial, strategic and operational risk through annual and periodic reviews with management. The board, in collaboration with our chief financial officer has primary responsibility for monitoring financial reporting risk.

Periodically the board reviews the Company’s business strategy including financial, operational and regulatory risks facing the Company and the Company’s plans to mitigate these risks.

The Audit Committee and the full board of directors monitors risks associated with the Company’s overall financial reporting and among its responsibilities is a review of risk assessment and management and significant risks or exposures. In addition, the Committee has a responsibility to assess the steps management has taken to minimize such risks. The full board of directors also reviews the effectiveness and integrity of the Company’s financial reporting processes and the Company’s internal control structure (including both disclosure controls and procedures and internal control over financial reporting).

REPORT OF THE AUDIT COMMITTEE

The following report of the audit committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended.

In accordance with its written charter adopted by our board of directors, the audit committee’s role is to act on behalf of the board of directors in the oversight of our accounting, auditing and financial reporting practices. The audit committee presently consists of two members, Messrs. Douglas Deleaver and Jessie Lee, Jr. The board has determined that Messrs. Deleaver and Lee are each an “independent director” under SEC rules. Our board of directors continues to assess the adequacy of the audit committee’s charter and will review such charter in connection with any new corporate governance standards adopted by the SEC and/or any applicable exchange regarding the responsibilities of the audit committee under the Sarbanes-Oxley Act of 2002.

Management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of our financial statements in accordance with generally accepted accounting principles. Our independent auditors are responsible for auditing those financial statements. It is the audit committee’s responsibility to monitor and review these processes. It is not the audit committee’s duty or responsibility to conduct auditing or accounting reviews or procedures. The audit committee may not be, and may not represent itself to be or serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. The audit committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The audit committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions with management and the independent auditors do not assure that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards or that our independent accountants are in fact “independent.”

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements for fiscal 2009 with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The audit committee reviewed the financial statements for fiscal 2009 with the independent auditors and discussed with them all of the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, including the auditors’ judgments as to the quality, not just the acceptability, of our accounting principles. The audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Finally, the audit committee has considered whether the provision by the independent auditors of non-audit services to us is compatible with maintaining the auditors’ independence. The audit committee discussed with the independent accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence.

The audit committee also discussed with management the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 to accompany our periodic filings with the SEC.

Consistent with the SEC’s policies regarding auditor independence, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Based on its review and discussions with management and the independent accountants, and subject to the limitations on its role and responsibilities described above, the audit committee recommended to our board of directors, and the board of directors approved, that the audited financial statements be included in our annual report for the year ended December 31, 2009. The undersigned members of the audit committee have submitted this report to us.

Submitted by the Audit Committee

Douglas Deleaver

Jessie Lee, Jr.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy and Design: Our compensation philosophy is to provide our executive officers listed in the summary compensation table with compensation packages that attract, retain, reward and motivate them. Therefore, our board of directors and our Compensation Committee generally construct compensation packages that take into account those of executive officers with similar positions in comparable companies, linking the performance of the company and individual performance and designed to align the interests of the executive officers with those of our stockholders. Our compensation philosophy is also designed to reinforce a sense of ownership in the company, urgency with respect to meeting deadlines and overall entrepreneurial spirit and to link rewards to measurable corporate performance metrics.

While the board of directors and Compensation Committee seek to provide compensation packages that are competitive within our markets and the technology industry, in general, it does not utilize an established peer group in our industry and does not set compensation levels based on any predetermined benchmarks for total compensation or any individual element of compensation. Management of the Company reviews our performance on a regular basis using a variety of financial and non-financial metrics. These metrics include, but are not limited to, net sales, gross margin, sales and marketing expenses, personnel costs, accounts receivable and accounts payable aging, liquidity and cash resources. Management compares actual results against goals and budgets to take appropriate actions in order to improve performance.

Certain compensation adjustments are made pursuant to each executive officer’s employment terms established at the time he or she is hired. We do not have employment agreements or change of control agreements with any of our executive officers. We established the salary levels by surveying companies within similar industry including current compensation data based upon organization size, industry and geographic location.

Elements of Compensation: Our compensation packages for executive officers consist of cash salaries, long-term incentive awards in the form of stock option and restricted stock grants.

Salary: Base salaries are set initially upon hire based predominantly on available market data and are adjusted based on market trends, our overall performance, individual contributions to our performance, and our available cash to a lesser extent. We also take into consideration the scope of our officers’ respective responsibilities. In reviewing base salaries, we also consider several other factors, including cost of living increases, and levels of responsibility.

Long-term Incentives: Executive officers may be granted stock options and other awards to purchase our Common Stock under our Incentive Compensation Plan, typically with time vesting requirements, as a way to align the interests of the executive officers with those of our stockholders. We believe that our long-term performance is aided by a culture that encourages superior performance by our executive officers, and that equity awards encourage and will appropriately reward such superior performance.

The following table sets forth certain information relating to the compensation paid to (i) C.B Brechin, our Chief Executive Officer, Chief Financial Officer, Treasurer and Director, (ii) Scott Rutherford, our President and Director, and (iii) Tin Khin, our Vice President of Finance and former Chief Financial Officer (collectively, the “named executive officers”), during our fiscal years ended December 31, 2009 and 2008.

2009 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Total ($)
C.B. Brechin Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2009	135,000	—	—	135,000
	2008	135,000	—	—	135,000
Scott Rutherford President and Director	2009	135,000	—	—	135,000
	2008	135,000	—	—	135,000
Tin Khin Vice President of Finance and Former Chief Financial Officer	2009	121,000	—	—	121,000
	2008	96,061	—	—	96,061

Narrative Disclosure to 2009 Summary Compensation Table

On January 6, 2008, the executive employment agreements with our current executive officers C.B. Brechin and Scott Rutherford expired. We do not anticipate entering into new employment agreements with these named executive officers. Messrs. Brechin and Rutherford are paid an annual base salary of $135,000 pursuant to an unwritten arrangement, payable in accordance with our normal payroll practices.

Effective November 1, 2008, the board of directors of the Company appointed Mr. Tin Khin to serve as our Chief Financial Officer and agreed to pay Mr. Khin an annual base salary of $121,000, payable in accordance with our normal payroll practices. On April 14, 2010, Mr. Khin resigned as our Chief Financial Officer. He continues to provide services to our Company as Vice President of Finance.

Outstanding Equity Awards at December 31, 2009

There were no outstanding equity incentive awards held by our named executive officers as of December 31, 2009.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to all persons who served as members of our board of directors (other than our named executive officers) during the 2009 fiscal year.

2009 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Bruce Robinson Former Director	—	—	29,310(1)	29,310(1)
Jessie Lee, Jr.	1,000	—	—	1,000
Douglas Deleaver	1,000	—	—	1,000

———————

(1)

Mr. Robinson was paid $23,660 for legal consulting services during the 2009 fiscal year. Additionally, the Company paid Mr. Robinson $5,650 in medical benefits under our health insurance plan for 2009.

Narrative Disclosure to 2009 Director Compensation Table

In April 2008, the Company’s board of directors adopted the 2008 Director’s Compensation Plan, which provides for the following compensation:

Stock Grants: 10,000 shares of restricted Common Stock per year as compensation for attending board meetings during the fiscal year, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit;

Cash: $1,000 per calendar quarter as compensation for attending board meetings during that quarter, provided that a director must attend a minimum of 75% of the regular and special meetings of the full board and of any committees upon which they sit; and

Out-of-Pocket Expenses: All out-of-pocket expenses for in-person meetings will be reimbursed upon submission of an expense statement and receipts, up to a maximum of $500 per in-person meeting.

Engagement and Use of Independent Compensation Consultants

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.

The Committee has not used an independent advisor concerning executive compensation in the past.

Role of Executives in Establishing Compensation

Members of management are essential in providing input to the Compensation Committee concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives. The Chief Executive Officer is the key member of management who advises the Committee and supplies needed and accurate information.

COMMUNICATIONS WITH STOCKHOLDERS

Anyone who has a concern about our conduct, including accounting, internal accounting controls or audit matters, may communicate directly with our Chief Executive Officer, our non-management directors or the audit committee. Such communications may be confidential or anonymous, and may be e-mailed or submitted in writing addressed care of Mr. C.B. Brechin, Chief Executive Officer and Chief Financial Officer, Brekford International Corp., 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

All such concerns will be forwarded to the appropriate directors for their review, and will be simultaneously reviewed and addressed by the proper executive officers in the same way that other concerns are addressed by us.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors, and persons who own more than ten percent (10%) of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to us pursuant to Rule 16a-3 under the Exchange Act, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2009 were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that each of Messrs. Brechin, Rutherford and Robinson filed one Form 4 late. Additionally, Mr. Deleaver filed a Form 5 late during 2009.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 1, 2009, our directors, Messrs. C.B. Brechin and Scott Rutherford, and our former director Mr. Bruce Robinson, entered into a stock purchase agreement on behalf of the Company (the “Stock Purchase Agreement”), with the court-appointed receiver, Robert D. Gordon (the “Receiver”), for our former stockholder Legisi Marketing, Inc, to repurchase 18,910,000 shares of our Common Stock, and cancel 10,000,000 common stock purchase warrants exercisable at $.39 per share (the “Warrants”), which shares of Common Stock and Warrants had been in the custody of the Receiver. The aggregate purchase price for the securities under the Stock Purchase Agreement was $700,000. The effectiveness of the Stock Purchase Agreement was subject to court approval which was received on November 4, 2009. The repurchased shares of Common Stock and Warrants have been returned to our treasury and cancelled.

We financed the transaction from the proceeds of convertible promissory notes issued on November 9, 2009 by the Company in favor of our directors, Messrs. C.B. Brechin and Scott Rutherford, and our former director and secretary Mr. Bruce Robinson, in the respective principal amounts of $250,000, $250,000 and $200,000 (each, a “Promissory Note, and together, the “Promissory Notes”). Each Promissory Note is convertible into shares of Common Stock, at the option of each holder, at a conversion price of $.07 per share, and bears 12% interest per annum. We have agreed to pay the unpaid principal balance of the Promissory Notes and all accrued and unpaid interest on the date that is the earlier of (i) two (2) years from the issue date of the notes, or (ii) ten (10) business days from the date of closing by us of any equity financing generating gross proceeds in the aggregate amount of not less than Five Million Dollars ($5,000,000) (the “Maturity Date”). The occurrence of any of the following events of default (“Event of Default”) will, at the option of the holder of a Promissory Note, make all sums of principal and interest then remaining unpaid and all other amounts payable immediately due and payable, upon written demand from the holder, which Event of Default has not been cured within sixty (60) calendar days of receipt by us of written demand: (i) we fail to pay the entire principal and any accrued and unpaid interest due on the Maturity Date; (ii) filing by us of a voluntary petition under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or any action indicating our consent to, approval of, or acquiescence in, any such petition or proceeding; or our consent to the appointment of a receiver or trustee for all or a substantial part of its respective properties; or the making of an assignment to the benefit of the creditors on behalf of us; and (iii) filing of an involuntary petition against us under the United States Bankruptcy Code, or under any other insolvency act or law, state or federal, now or hereafter existing; or the involuntary appointment of a receiver or trustee for all or a substantial part of the Company’s property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of such properties, which remains undismissed, unbonded or undischarged ninety (90) days’ after issuance. The outstanding balance due on the Promissory Notes as of April 20, 2010, including principal and interest, is $251,643.84, $251,643.84 and $201,315.07 for each of the notes held by Messrs. C.B. Brechin, Scott Rutherford, and Bruce Robinson, respectively, and the accrued interest paid to the noteholders to date on each of the notes equals $9,945.22, $9,945.22 and $7,956.18, respectively.

While we do not maintain a written policy with respect to related party transactions, our audit committee routinely reviews potential transactions with those parties we have identified as related parties.

INDEPENDENT AUDITORS

Our board of directors has appointed Stegman & Company (“Stegman”), to serve as our independent auditors for 2010. Representatives of Stegman are expected to be present at the annual meeting in person or telephonically to answer questions from stockholders, and will have an opportunity to make a statement if they wish to do so.

The following table presents fees paid for professional audit services rendered by Stegman and our former auditors Marcum & Kliegman LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2009 and 2008, and fees paid for all other services rendered by Stegman and Marcum & Kliegman LLP during such fiscal years then ended.

	Year Ended December 31,
	2009	2008
Audit fees	$132,180	$208,909
Audit-related fees	—	—
Tax fees	9,061	—
Other fees	—	—
Total fees	$141,241	$208,909

Audit Fees

During fiscal 2009 and 2008, we paid our auditors $132,180 and $208,909, respectively, for audit fees. Audit fees relate to professional services rendered in connection with the audit of our annual financial statements, the quarterly review of unaudited interim financial statements included in our Forms 10-Q, and services in connection with other reports filed with the SEC.

Tax Fees

During fiscal 2009, we paid Skoda Minotti & Co. $9,061 for tax fees. Tax fees include, among other things, statutory tax return preparation and review, advising on the impact of local tax laws, and tax planning.

The audit committee of the board of directors approves in advance all services to be performed by the independent public accountants. Pre-approval may be granted by action of the full audit committee or, in the absence of such audit committee action, by the Chairman of the audit committee whose action shall be considered to be that of the entire committee.

OTHER BUSINESS

We know of no other business to be brought before the annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

For business to be properly brought before our 2011 annual meeting by a stockholder which is not included in our proxy materials or is outside of the Rule 14a-8 process, the stockholder must have given written notice thereof to the Chief Executive Officer of the Company, delivered or mailed to and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting. Thus, the deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2011 annual meeting of stockholders, will be March 21, 2011. As to all such proposals which we do not have notice on or prior to March 21, 2011, discretionary authority shall be granted to the persons designated in our proxy related to the 2011 meeting to vote on such proposals.

Stockholders interested in presenting a proposal in our proxy materials for consideration at our 2011 annual meeting of stockholders may do so by following the procedures set forth in our By-Laws as well as prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible for inclusion in our proxy statement and form of proxy relating to the meeting, stockholder proposals must be received by our Chief Executive Officer no later than February 18, 2011. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

After the February 18, 2011 deadline, a stockholder may present a proposal at our 2011 annual meeting of stockholders if it is submitted to our Chief Executive Officer at the address below, but we are not obligated to present the matter in our proxy materials.

Should the 2011 annual meeting of stockholders be advanced or delayed by more than 30 days from June 18, 2011, we will inform stockholders of such change in our earliest possible quarterly report on Form 10-Q, or, if impracticable, by any means reasonably calculated to inform stockholders. If the 2011 annual meeting date is so modified, stockholders proposals will be considered timely if they are submitted within a reasonable time prior to the mailing of our proxy materials for the 2011 annual meeting.

Any stockholder proposals should be addressed to Mr. C.B. Brechin, Chief Executive Officer, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements, annual reports and/or Notice of Internet Availability of Proxy Materials. This means that only one copy of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, may have been sent to multiple stockholders in a household. The Company will promptly deliver upon written or oral request, a separate copy of any such documents to a stockholder if such stockholder calls or writes to the Company at the following address or phone number: Investor Relations, Brekford International Corp., at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076; or 1-866-752-8683. If a stockholder wishes to receive separate copies of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials, as the case may be, in the future, or if a stockholder is receiving multiple copies and would like to receive only one copy per household, the stockholder should contact his, her or its bank, broker or other nominee record holder. Alternatively, the stockholder may contact the Company at the above-referenced address or telephone number.

ADDITIONAL INFORMATION

A copy of our 2009 Annual Report is available to each stockholder in connection with this proxy statement. The 2009 Annual Report is not a part of the proxy solicitation materials.

We file reports and other information with the SEC. Copies of these documents may be obtained at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may also obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. Our SEC filings are also available on the SEC’s web site at http://www.sec.gov .

By Order of the Board of Directors,

/s/ C.B. Brechin
C.B. Brechin
Chief Executive Officer and Chief Financial Officer

Hanover, Maryland

April 30, 2010

APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

 OF

BREKFORD INTERNATIONAL CORP.

BREKFORD INTERNATIONAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.

The name of the corporation (hereinafter called the “Corporation”) is Brekford International Corp.

2.

The Second Amended and Restated Certificate of Incorporation is hereby amended as follows:

(a)

Article I is hereby amended and restated in its entirety to read as follows:

“The name of the Corporation is Brekford Corp.”

3.

The amendment of the Second Amended and Restated Certificate of Incorporation herein certified has been duly adopted and written consent has been given in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Brekford International Corp. has caused this Certificate to be signed by its Chief Executive Officer this ___ day of _________, 2010.

BREKFORD INTERNATIONAL CORP.

/s/
Name: C.B. Brechin
Title: Chief Executive Officer and Chief Financial Officer

A-1

APPENDIX B

BREKFORD INTERNATIONAL CORP.

AUDIT COMMITTEE CHARTER

April 2010

PURPOSE

The primary responsibility of the Audit Committee (the "Committee") of the Board of Directors (the “Board”) of Brekford International Corp. (the “Company”) is to assist the Board in overseeing management's conduct of the Company's financial reporting process. The Committee performs this role by reviewing the financial reports and other financial information released by the Company, the Company's systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements by the Company's independent auditors and the Company's legal compliance and ethics programs.

The Committee has sole responsibility for the retention, compensation and oversight of the independent auditors. The independent auditors report directly to the Committee. The Committee also serves as an independent monitor of the Company’s financial reporting process and internal controls and procedures. The Committee shall adopt procedures to allow the free flow of information to the Committee regarding the Company’s internal controls and procedures for financial reporting and any concerns by officers or employees of the Company or the independent auditors regarding accounting and auditing matters.

In discharging its oversight role, the Committee is empowered to investigate any matters brought to its attention. In such investigations, the Committee shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts. The Committee shall receive the funding reasonably necessary to retain the independent auditors to perform its audit and to retain any other experts required by the Committee to carry out its responsibilities.

MEMBERSHIP

The Committee shall be comprised of not less than two members of the Board, each of whom shall be independent in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company) and applicable law. Accordingly, no member shall have a relationship to the Company that would interfere with the exercise of his or her independence from management and the Company. Without limiting the foregoing, no member may accept any direct or indirect compensatory payment from the Company or its affiliates, other than in the member's capacity as a member of that Board or any Board Committee. Each member shall be able to read and understand financial statements, and at least one member of the Committee shall be a financial expert, as determined by the Board in accordance with the rules of The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company), the rules and regulations of the Securities and Exchange Commission ("SEC") and any other applicable law.

The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least quarterly. In addition, the Committee shall meet at least once annually with the independent auditors, and with the chief financial officer (and other management as appropriate) in separate sessions to discuss any matters that the Committee or these other individuals believe should be discussed privately and to resolve any disputes that may arise between management and the independent auditors. The Committee shall also meet at least quarterly with management to discuss the Company’s system of internal controls and procedures for financial reporting and management’s evaluation of the effectiveness of these controls.1

———————

1

The Company’s internal controls and procedures for financial reporting refer to controls and procedures designed to provide reasonable assurances that: (i) transactions are properly authorized; (ii) assets are safeguarded against unauthorized or improper use; and (iii) transactions are properly recorded and reported to permit the preparation of the Company’s financial statements in accordance with GAAP.

A majority of Committee members shall constitute a quorum, but members of the Committee should endeavor to be present, in person or by telephone, at all meetings. The Chairperson may request that members of management and representatives of the independent auditors be present at Committee meetings.

MINUTES OF MEETINGS

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company directors who are not members of the Committee.

DETAILED RESPONSIBILITIES

The Committee's job is one of oversight. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors.

The following is a list of the regular functions of the Committee. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate.

1.

The Committee shall have the sole authority to appoint the independent auditors to be retained by the Company and approve the compensation of the independent auditors. The Committee shall evaluate and have the sole authority to discharge or replace the independent auditors (subject, if deemed appropriate, to stockholder ratification).

2.

The Committee shall approve in advance the provision by the independent auditors of all services whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors retained by the Company for the purpose of rendering or issuing an audit report.

3.

The Committee shall review the appointment and replacement of the lead independent audit partner to ensure rotation in accordance with applicable law.

4.

The Committee shall request from the independent auditors, a written statement describing all relationships between the independent auditors and the Company, as required by Independence Standards Board Standard Number 1. The Committee shall discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence, and recommend any necessary actions to the Board to confirm the independent auditors’ independence.

5.

The Committee shall review the annual audited financial statements with management and the independent auditors, including (i) major issues regarding accounting and auditing principles and practices, (ii) the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition,” (iii) the adequacy of internal controls that could significantly affect the Company’s financial statements, (iv) any material correcting adjustments that have been identified by the independent auditors, (v) any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and (vi) other matters related to the conduct of the audit which are to be communicated to the Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

6.

The Committee shall prepare the “Report of the Audit Committee” to be included in the Company’s proxy statement, as required by the rules of the SEC.

7.

The Committee shall discuss with management and the independent auditors: (i) the annual internal control report of management required to be filed in the Company’s Annual Report on Form 10-K, and (ii) the attestation of the independent auditors regarding the Company’s internal controls and procedures for financial reporting given in connection with such annual internal control report. The Committee shall present to the Board any significant findings and recommendations to modify such internal controls and procedures.

8.

The Committee shall review with management and the independent auditors the Company’s quarterly financial statements and the Company’s disclosures under “Management’s Discussion and Analysis of Results of Operations and Financial Condition” and any matters required to be discussed with the Committee by Statement on Auditing Standards No. 71, Interim Financial Information.

9.

The Committee shall request and review reports of the independent auditors on the Company’s critical accounting policies and practices, including alternative treatments available under generally accepted accounting principles which the independent auditors have discussed with management, the ramifications of such alternative treatments and the treatment recommended by the independent auditors.

10.

The Committee shall request and review reports of the independent auditors on all material written communications between the independent auditors and management.

11.

At least once each fiscal quarter, the Committee shall discuss with management and the independent auditors: (i) all significant deficiencies and material weaknesses in the design or operation of the Company's internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial data required to be disclosed in filings with the SEC on a timely basis; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting, (iii) the resolution of any identified weaknesses, and (iv) the assessments of such internal controls and procedures, and any significant changes in the internal controls and procedures, required to be disclosed in the Company’s filings with the SEC or other publicly available documents.

12.

The Committee shall review the scope of the audit and plan for the annual audit prior to its implementation.

13.

The Committee shall adopt procedures for the receipt, retention and treatment of complaints received by the Company, and for the confidential, anonymous submission of concerns to the Committee by the Company’s employees, relating to accounting, internal accounting controls or auditing matters.

14.

The Committee shall review and approve any related-party transactions involving the Company to the extent required by The NASDAQ Stock Market (or other exchange or interdealer electronic quotation service which rules may be applicable to the Company).

15.

The Committee shall review the adequacy of this Charter on an annual basis.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of The NASDAQ Stock Market, the Company’s Second Amended and Restated Certificate of Incorporation or bylaws and the resolutions and other directives of the Board.

APPENDIX C

BREKFORD INTERNATIONAL CORP.

COMPENSATION COMMITTEE CHARTER

April 2010

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the "Board") of Brekford International Corp. (the “Company”) is to assist the Board in establishing and implementing the compensation policies of the Company and monitoring compliance with such policies. The Company’s compensation policies are intended to attract, motivate and retain experienced and qualified executives with compensation that is fair in relation to comparable public companies and that recognizes individual merit and overall business results. The policies are also intended to support the attainment of the Company’s strategic objectives by tying the interests of executives with those of stockholders through operational and financial performance goals and equity-based compensation.

MEMBERSHIP

The Committee shall be comprised of not less than two members of the Board. All Committee members shall be (i) a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended,1 and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended,2 and shall otherwise meet the independence requirements of NASDAQ and applicable law. The members shall be appointed by the Board upon the recommendation of the Corporate Governance Committee. The Committee members shall annually appoint a Chairman of the Committee.

MEETINGS AND ATTENDANCE

The Committee shall meet at least once annually, or more frequently as the Committee deems appropriate. Members of the Committee should endeavor to be present, in person or by telephone, at all meetings; however, a majority of Committee members shall constitute a quorum. As necessary, the Chairperson may request members of management be present at meetings, however no member of management shall be present at the meeting, or portion of the meeting, at which his or her compensation or performance is discussed.

MINUTES OF MEETINGS AND CONSENT TO ACTION

Minutes of each meeting shall be prepared and sent to Committee members and presented to Company Directors who are not members of the Committee. Any action required or permitted to be taken at a meeting of the members of the Committee may be taken without a meeting if a consent in writing setting forth the action is signed by all of the members of the Committee. Such consent shall have the same force and effect as a unanimous vote. The Committee will file all written consents with the minutes of the proceedings of the Committee.

All actions of the Committee will be reported to the Board at the next meeting following such action. In addition, the Committee will provide an annual report to the Board regarding the status and disposition of its duties for the year.

———————

1

SEC Rule 16b-3 defines “non-employee director” as a person who (a) is not currently an officer of the company (or a parent or subsidiary of the company), (b) does not receive significant direct or indirect compensation from the company for any services performed other than services as a director, and (c) has no interest in any significant transactions or business relationships with the company.

2

IRC Section 162(m) defines an “outside director” as a director who is not a current or former employee of the corporation and if the director does not receive significant direct or indirect compensation in any capacity other than as a director.

KEY RESPONSIBILITIES

Executive Compensation. The primary components of executive compensation are industry competitive salaries, bonuses of cash and/or stock options based on annual operational and financial objectives and on individual merit, and stock option grants to executives when they are hired and periodic retention stock option grants. In setting compensation, the Committee shall consider individual contributions, teamwork and performance level as well as the executive’s total compensation package, including insurance and other benefits. The Committee’s responsibilities with respect to compensation of the executive officers and other key employees of the Company include the following:

1.

Meet at least annually to review the total compensation package of the Chief Executive Officer and other members of senior management, and recommend for approval by the independent Directors of the Board the compensation for the Chief Executive Officer and other members of senior management and key employees for the upcoming year.

2.

Meet at least annually to discuss the performance evaluation of the Chief Executive Officer based on achievement of performance objectives established in the prior year and individual merit. Based on this evaluation, recommend for approval by the independent Directors of the Board the annual cash and/or stock option bonus compensation for the Chief Executive Officer.

3.

Meet at least annually with the Chief Executive Officer and other senior management to discuss the performance evaluation of senior management and other key employees based on achievement of performance objectives established in the prior year and individual merit. Based on these evaluations, determine the annual cash and/or stock option bonus compensation for senior management and other key employees, other than the Chief Executive Officer.

4.

Meet at least annually to develop appropriate performance goals for the Chief Executive Officer and other members of senior management for the next year for purposes of determining bonus compensation. The Chief Executive Officer may participate in meetings of the Committee held to discuss performance goals for the other members of senior management. The chair of the Compensation Committee will present the performance goals to the independent Directors for approval.

5.

Review at least annually market data to assess the Company’s competitive position for all components of compensation for the Chief Executive Officer and senior management to ensure the Company is competitive with comparable public companies.

6.

Prepare the “Report of the Compensation Committee” to be included in the Company’s proxy statement, as required by the rules of the Securities and Exchange Commission.

Equity Plans. With respect to the administration of any stock option and restricted stock plan, employee stock purchase plan, profit-sharing plan or other, similar plan of the Company (a “Plan”), the Committee shall:

1.

Have and is hereby delegated the full power and authority (a) to administer any Plan, including, without limitation, the power to select persons to whom grants thereunder are made, the power to determine the terms and type of any such grant under any discretionary-grant plan (including the number of shares subject to such grant), the power to establish vesting schedules and the type and amounts of consideration, if any, paid to the Company for any stock issuable under any Plan and the power to otherwise administer any Plan.

2.

Recommend to the Board the adoption of amendments to any Plans or modifying or canceling any existing grants under such Plans.

3.

Review annually the sufficiency of the shares available for grant under the Plans based on the Company’s goals for hiring, bonus and retention grants, and assess the Company’s competitive position with respect to levels of equity compensation, vesting schedules and other terms with comparable public companies.

Board. The Committee shall annually review and recommend for approval by the full Board the retainer and meeting fees for non-employee members of the Board and committees of the Board and the terms and awards of stock compensation for members of the Board under the Company’s Stock Option and Incentive Plan, or similar equity incentive plan adopted by the Company and approved by the stockholders.

Consultants. The Committee has the power and authority to retain consultants of its selection to advise it with respect to the Company’s salary and incentive compensation and benefits programs. It shall have the sole authority to approve the consultants’ fees and other retention terms.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

In addition, the Committee shall perform such other functions as necessary and appropriate under law, the rules of the NASDAQ Stock Market, the Company’s certificate of incorporation or bylaws and the resolutions and other directives of the Board.

BREKFORD

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS**

ANNUAL MEETING OF STOCKHOLDERS – JUNE 18, 2010

CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of Brekford International Corp. (the "Company"), hereby revoking any proxy heretofore given, does hereby appoint Messrs. C.B. Brechin and Scott Rutherford, or either of them, proxies with power of substitution, for and in the name of the undersigned to attend the 2010 Annual Meeting of Stockholders of the Company to be held at the corporate headquarters of the Company located at 7020 Dorsey Road, Suite C, Hanover, Maryland 21076 on June 18, 2010 at 12:00 P.M., local time, or at any adjournment or postponement thereof,

**(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)**

**VOTING INSTRUCTIONS**

**If you vote by phone, fax or internet, please DO NOT mail your proxy card.**

| | |
|---|---|
| MAIL: | Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. |
| FAX: | Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.** |
| INTERNET: | https://www.iproxydirect.com |
| PHONE: | Call toll free **1-866-752-8683** |

**Please ensure you fold then detach and retain this portion of this Proxy**

ANNUAL MEETING OF THE STOCKHOLDERS OF
BREKFORD INTERNATIONAL CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

CONTROL ID:
REQUEST ID:

Proposal 2 →	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
To elect our Class II and Class III directors to hold office for a term of one year until our 2011 annual meeting of stockholders; and	☐	☐	
Jessie Lee, Jr.			☐
C.B. Brechin			☐
Scott Rutherford			☐

Proposal 3 →	FOR	AGAINST	ABSTAIN
To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL ITEMS ABOVE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2. IF OTHER BUSINESS IS PROPERLY BROUGHT BEFORE THE MEETING, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2010

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)